EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
AND ACTING CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TOSECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned officer of the registrant hereby certifies, to hisknowledge, that the registrant’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2010 fully complies, in all material respects, with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and all information contained in such report fairly presents, in all material respects, the registrant’s financial condition and results of operations.

Date: August 19, 2010

/s/ Jinyuan Li

Jinyuan Li
Chief Executive Officer, President and Acting Chief Financial Officer
(Principal Executive Officer, Principal Financial and Accounting Officer)